      EXHIBIT INDEX
-------------
Exhibit No.     Description     Page
-----------     -----------     ----

Supplement     NEES Consolidating Balance Sheet,Filed herewith
A-1     Consolidating Income and Retained Earnings
     Statements and Consolidating Statement of
     Changes in Financial Position for the year ended December 31, 1999

Supplement     NEP Form 10-K for the year ended     Incorporated
A-2     December 31, 1999      by reference

A.1Connecticut Yankee Atomic Power CompanyFiled under
     1999 Annual Reportcover of Form SE

A.2      Maine Yankee Atomic Power Company      Filed under
     1999 Annual Report      cover of Form SE

A.3     Massachusetts Electric CompanyFiled under
     1999 Annual Reportcover of Form SE

A.4Narragansett Electric CompanyFiled under
     1999 Annual Reportcover of Form SE

A.5     New England Power Company     Incorporated
     Form 10-K for the year ended December 31,     by reference
     1999

A.6.a     Vermont Yankee Nuclear Power Corporation      Filed under
     1999 Annual Report to Stockholders     cover of Form SE

A.6.b     Vermont Yankee Nuclear Power Corporation     Filed under
      1999 FERC Form 1     cover of Form SE

A.7     Yankee Atomic Electric Company     Filed under
     1999 Annual Report to Stockholders     cover of Form SE

A.8     New England Electric Transmission     Filed under
     Corporation 1999 Annual Reportcover of Form SE

B.1AEDR Fuels, L.L.C. Operating Agreement          Incorporated
          by reference

B.2.a     AllEnergy Marketing Company, L.L.C.     Incorporated
     Agreement and Plan of Merger     by reference

B.2.b     AllEnergy Marketing Company, L.L.C.     Incorporated
     Limited Liability Company Agreement     by reference

      EXHIBIT INDEX
-------------
Exhibit No.     Description     Page
-----------     -----------     ----

B.2.cAllEnergy Marketing Company, L.L.C.     Incorporated
     Amendment No. 1 to Limited Liability     by reference
     Company Agreement

B.3     Texas Liquids, L.L.C. Limited Liability     Incorporated
     Company Agreement     by reference

B.4.a     Granite State Electric Company     Incorporated
     Articles of Organization     by reference

B.4.b     Granite State Electric Company     Incorporated
     By-lawsby reference

B.5.a     Granite State Energy, Inc.     Incorporated
     Certificate of Incorporation     by reference

B.5.b     Granite State Energy, Inc.     Incorporated
     By-laws     by reference

B.6.a     Massachusetts Electric Company Articles     Filed herewith
     of Organization and Articles of Amendment

B.6.b     Massachusetts Electric Company     Incorporated
     By-laws     by reference

B.7.a     Nantucket Electric Company     Incorporated
     Articles of Organization     by reference

B.7.b     Nantucket Electric Company     Incorporated
     By-laws     by reference

B.8.a     The Narragansett Electric Company     Incorporated
     Charter and Amendments thereto     by reference

B.8.b     The Narragansett Electric Company     Incorporated
     By-laws     by reference

B.8.c     The Narragansett Electric Company     Incorporated
     Preference Provisions as amended     by reference

B.9.a     NEES Communications, Inc.     Incorporated
     Articles of Organization     by reference

B.9.b     NEES Communications, Inc.     Incorporated
     By-laws     by reference

B.10.a     NEES Energy, Inc.     Incorporated
     Certificate of Incorporation     by reference

      EXHIBIT INDEX
-------------
Exhibit No.     Description     Page
-----------     -----------     ----

B.10.b     NEES Energy, Inc.     Incorporated
     By-laws     by reference

B.11.aNEES Telecommunications CorpFiled herewith
     Articles of Organization

B.11.bNEES Telecommunications CorpFiled herewith
     By-laws

B.12     New England Electric System      Filed herewith
     Agreement and Declaration of Trust

B.13.a     New England Electric Transmission Corporation Incorporated
     Restated Articles of Incorporation     by reference

B.13.b     New England Electric Transmission Corporation Incorporated
     By-lawsby reference

B.14.a     New England Energy Incorporated     Incorporated
     Articles of Organization and Articles of     by reference
     Amendment

B.14.b     New England Energy Incorporated     Incorporated
     By-laws      by reference

B.15.a     New England Hydro Finance Company, Inc.     Incorporated
     Articles of Organization     by reference

B.15.b     New England Hydro Finance Company, Inc.     Incorporated
     By-Laws     by reference

B.16.a     New England Hydro-Transmission Corporation     Incorporated
     Articles of Incorporation and Articles of     by reference
     Amendment

B.16.b     New England Hydro-Transmission CorporationIncorporated
     By-lawsby reference

B.17.a     New England Hydro-Transmission Electric      Incorporated
     Company Restated Articles of Organization      by reference

B.17.b     New England Hydro-Transmission Electric Incorporated
     Company By-lawsby reference

B.18.a     New England Power Company     Filed herewith
     Articles of Organization and
     Articles of Amendment


      EXHIBIT INDEX
-------------
Exhibit No.     Description     Page
-----------     -----------     ----

B.18.b     New England Power Company     Incorporated
     By-laws     by reference

B.19.a     New England Power Service Company     Incorporated
     Articles of Organization     by reference

B.19.b     New England Power Service Company     Incorporated
     By-laws     by reference

B.20.aNEWHC, Inc.     Filed herewith
     Articles of Amendment

B.20.bNEWHC, Inc.     Incorporated
     By-Lawsby reference

B.21     Metrowest Realty LLC     Incorporated
     Limited Liability Company Agreement     by reference

B.22     Research Drive, LLC: Limited Liability     Filed herewith
     Company amended and restated Certificate of Organization dated February 26, 1999

B.23.a     Wayfinder     Filed herewith
     Articles of Amendment

B.23.b     Wayfinder     Incorporated
     By-laws     by reference

C.1.a     Granite State Electric Company     Incorporated
     Note Agreement with Aid Association for     by reference
     Lutherans

C.1.b     Granite State Electric Company     Incorporated
     Note Agreement with First Colony Life     by reference
     Insurance Company

C.1.c     Granite State Electric Company     Incorporated
     Note Agreement with First Colony Life     by reference
     Insurance Company

C.1.d     Granite State Electric Company     Incorporated
     Note Agreement with Paul Revere Lifeby reference
     Insurance Company

C.2     Massachusetts Electric Company     Incorporated
     First Mortgage Indenture and Deed of Trust     by reference
     and twenty-one supplements thereto


      EXHIBIT INDEX
-------------
Exhibit No.     Description     Page
-----------     -----------     ----

C.3     The Narragansett Electric Company     Incorporated
     First Mortgage Indenture and Deed of Trust     by reference
     and twenty-three supplements thereto

C.4     New England Electric Transmission Corporation Incorporated
     Note Agreement with PruCapital Management,      by reference
     Inc. et al. and Mortgage, Deed of Trust and Security Agreement

C.5.a     New England Power Company     Incorporated
     Loan Agreement with Massachusetts Industrial     by reference
     Finance Agency and five supplements
     thereto

C.5.b     New England Power Company     Incorporated
     Loan Agreement with Business Finance      by reference
     Authority of the State of New Hampshire
     (formerly the Industrial Development Authority of the State of New Hampshire) and thirteen supplements thereto

C.5.c     New England Power Company     Filed herewith
     Loan Agreement with Connecticut Development
     Authority

D     New England Electric System and SubsidiaryIncorporated
     Companies, Federal and State Income Tax     by reference
     Allocation Agreement

E.1     Money Pool investments for 1999     Filed herewith

E.2     Wayfinder Annual Report on Modified     Filed herewith
     Form U-13-60

F     Schedules     Filed under
          cover of Form SE

G     Financial Data Schedules     To be filed by
          amendment